UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2013

Central Index Key Number of depositor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Depositor into the Issuer described herein)

Central Index Key Number of issuing entity: 0001004988

CHASE CREDIT CARD MASTER TRUST

(Issuer)

Laws of the United States	333-170794-01 333-145109 333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 634-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On April 23, 2013, Chase Bank USA, National Association, a national banking association (the “Bank”), entered into Assignment No. 34 of Receivables in Additional Accounts (“Assignment No. 34 of Receivables in Additional Accounts”), with The Bank of New York Mellon, a banking corporation organized and existing under the laws of the State of New York, as trustee (the “Trustee”) of Chase Credit Card Master Trust (the “Trust”).

Pursuant to Assignment No. 34 of Receivables in Additional Accounts, the Bank designated accounts with an initial approximate aggregate amount of credit card receivables of $950,000,000 as of March 31, 2013 to be added to the Trust.

The foregoing description of Assignment No. 34 of Receivables in Additional Accounts does not purport to be complete and is qualified in its entirety by reference to Assignment No. 34 of Receivables in Additional Accounts, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The Bank services the receivables that are included in Assignment No. 34 of Receivables in Additional Accounts and will continue to service the accounts associated with such receivables following the assignment.

As of March 31, 2013, the composition of the Trust receivables (which reflects the Assignment No. 34 of Receivables in Additional Accounts on April 23, 2013) is summarized below:

•	there are 1,097,511 accounts in the Trust;

•	the Trust receivables included $2,118,654,277 in total receivables;

•	the accounts in the Trust had an average total receivables balance of $1,930, including accounts with a zero balance and an average credit limit of $12,618;

•	the percentage of the aggregate total receivables balance in the Trust receivables to the aggregate total credit limit was 15.3%; and

•	the average age of the accounts, the receivables of which are in the Trust receivables, was approximately 208 months.

The following tables summarize the receivables in the Trust by various criteria as of March 31, 2013 (which reflects the Assignment No. 34 of Receivables in Additional Accounts on April 23, 2013). Receivables in the following tables include principal, finance charge and fee receivables held directly by the Trust. Because the composition of the Trust receivables may change over time, these tables are not necessarily indicative of the composition of the receivables in the Trust at any future time.

Composition of Accounts by Geographic Region

State	Percentage of Total Number of Accounts
California	12.1%
New York	10.9
Texas	8.1
Florida	6.7
New Jersey	5.8
Illinois	5.0
All Other (1)	51.4

Total	100.0%

(1)	No other single state accounts for more than 5% of the accounts in the Chase Credit Card Master Trust.

Composition by Account Balance

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
Credit Balance	6,172	0.6%	$(1,317,037)	(0.1)%
No Balance	549,714	50.0	0	0.0
$0.01 to $5,000.00	401,344	36.6	533,671,500	25.2
$5,000.01 to $10,000.00	76,398	7.0	546,606,660	25.8
$10,000.01 to $15,000.00	33,937	3.1	415,271,074	19.6
$15,000.01 to $20,000.00	16,951	1.5	291,573,762	13.8
$20,000.01 to $25,000.00	8,328	0.8	185,420,156	8.8
$25,000.01 to $50,000.00	4,530	0.4	138,251,780	6.5
$50,000.01 or More	137	0.0	9,176,382	0.4

Total	1,097,511	100.0%	$2,118,654,277	100.0%

Composition by Credit Limit

Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
$0.00 to $5,000.00	287,371	26.2%	$85,374,529	4.0%
$5,000.01 to $10,000.00	195,428	17.8	242,102,198	11.4
$10,000.01 to $15,000.00	208,875	19.0	357,750,981	16.9
$15,000.01 to $20,000.00	168,109	15.3	416,058,107	19.6
$20,000.01 to $25,000.00	121,526	11.1	441,414,220	20.8
$25,000.01 to $50,000.00	114,762	10.5	555,818,749	26.3
$50,000.01 or More	1,440	0.1	20,135,493	1.0

Total	1,097,511	100.0%	$2,118,654,277	100.0%

Composition by Period of Delinquency

Payment Status (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
Not Delinquent	1,087,853	99.1%	$2,057,631,429	97.2%
Up to 29 Days	5,797	0.5	30,272,959	1.4
30 to 59 Days	1,328	0.1	8,871,076	0.4
60 to 89 Days	835	0.1	6,693,747	0.3
90 to 119 Days	735	0.1	6,192,810	0.3
120 to 149 Days	561	0.1	5,073,084	0.2
150 to 179 Days	400	0.0	3,912,541	0.2
180 or More Days	2	0.0	6,631	0.0

Total	1,097,511	100.0%	$2,118,654,277	100.0%

Composition by Account Age

Age Range	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
Less than or equal to 6 Months	0	0.0%	$0	0.0%
Over 6 Months to 12 Months	0	0.0	0	0.0
Over 12 Months to 24 Months	0	0.0	0	0.0
Over 24 Months to 36 Months	0	0.0	0	0.0
Over 36 Months to 48 Months	0	0.0	0	0.0
Over 48 Months to 60 Months	0	0.0	0	0.0
Over 60 Months to 120 Months	63,059	5.7	116,703,169	5.5
Over 120 Months	1,034,452	94.3	2,001,951,108	94.5

Total	1,097,511	100.0%	$2,118,654,277	100.0%

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibit is filed as a part of this report:

(10.1)	Assignment No. 34 of Receivables, dated as of April 23, 2013, by and between Chase Bank USA, National Association and The Bank of New York Mellon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION
as Depositor, Transferor and Servicer of the Chase Credit Card Master Trust

By:	/s/ Patricia M. Garvey
	Name:	Patricia M. Garvey
	Title:	Vice President

Date: April 23, 2013